REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Investor of BlackRock
 Master Small Cap Growth
Portfolio and Board of
 Directors of BlackRock Master
LLC

In planning and performing
our audit of the financial
statements of BlackRock Master
Small Cap Growth Portfolio
the Portfolio a series of
 BlackRock Master LLC as of
and for the year ended May
 31 2011 in accordance with
the standards of the Public
 Company Accounting Oversight
 Board United States we
considered the Portfolios
internal control over financial
reporting including controls
over safeguarding securities
as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to
comply with the
requirements of Form NSAR
 but not for the purpose
of expressing an opinion
on the effectiveness of the
Portfolios internal control
 over financial reporting
Accordingly we express
no such opinion

The management of the
Portfolio is responsible
 for establishing and
 maintaining effective
 internal control over
financial reporting In
 fulfilling this
responsibility estimates
and judgments by management
 are required to assess
the expected benefits
and related costs of controls
 A companys internal
control over financial
 reporting is a process
designed to provide
reasonable assurance
regarding the reliability
of financial reporting
and the preparation of
financial statements for
 external purposes in
accordance with generally
accepted accounting
principles A companys
internal control over
financial reporting
includes those policies
 and procedures that
1 pertain to the
maintenance of
records that in reasonable
 detail accurately and
fairly reflect the
transactions and dispositions
 of the assets of the
company 2 provide
reasonable assurance that
 transactions are recorded
 as necessary to permit
preparation of
financial statements in
 accordance with generally
accepted accounting
principles and that
receipts and expenditures
of the company are being
made only in accordance
with authorizations of
 management and
directors of the
company and 3 provide
reasonable assurance regarding
 prevention or timely
detection of unauthorized
acquisition use or
disposition of a companys
 assets that could have
a material effect on
the financial statements

Because of its inherent
limitations internal control
 over financial reporting
 may not prevent or detect
 misstatements
Also projections of any
 evaluation of effectiveness
to future periods are subject
to the risk that
controls may become
inadequate because of
changes in conditions
or that the degree of
compliance with the
policies or procedures may
deteriorate

A deficiency in internal
 control over financial
 reporting exists when
the design or operation
 of a control does not
allow management or
employees in the normal
course of performing
their assigned functions
to prevent or detect
misstatements on a timely
 basis A material weakness
 is a deficiency or a
combination of deficiencies
 in internal
control over financial
reporting such that there
 is a reasonable
possibility that a
material misstatement of the
companys annual or
interim financial statements
 will not be prevented
 or detected on a timely basis

Our consideration of
 the Portfolios internal
 control over financial
 reporting was for the
limited purpose described in
the first paragraph and
would not necessarily
disclose all deficiencies
 in internal control that
 might be material
weaknesses under standards
established by the Public
 Company Accounting
 Oversight Board United States
However we noted no
deficiencies in the
Portfolios internal
control over financial
reporting and its operation
including controls for
 safeguarding securities
 that we consider to
be a material weakness
as defined above as of
May 31 2011

This report is intended
 solely for the
information and use of
 management and the Board
of Directors of BlackRock
Master Small Cap Growth
Portfolio of BlackRock
Master LLC and the
Securities and Exchange
 Commission and is
not intended to be
and should not be
used by anyone other
 than these specified parties


DELOITTE  TOUCHE LLP
Princeton New Jersey
July 27 2011